SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

MY CLOUDZ, INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MY CLOUDZ, INC.

1119 West 1st Ave., Ste. G

Spokane, Washington 99021

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about February ___, 2018 to the holders of record as of the close of business on February ___, 2018, of the common stock of My Cloudz, Inc., a Nevada corporation (“My Cloudz”).

The Board of Directors of My Cloudz and 3 stockholders holding an aggregate of 72,500,000 shares of common stock issued and outstanding as of November 28, 2017, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of an Amendment to our Articles of Incorporation to change the name our company to GridIron BioNutrients, Inc.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and My Cloudz’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of My Cloudz for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

My Cloudz will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. My Cloudz will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of My Cloudz’s common stock.

My Cloudz will only deliver one Information Statement to multiple security holders sharing an address unless My Cloudz has received contrary instructions from one or more of the security holders. Upon written or oral request, My Cloudz will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: My Cloudz, Inc., 1119 West 1st Ave., Ste. G, Spokane, Washington 99021, Attn: Timothy Orr, President. Mr. Orr may also be reached by telephone at (800) 570-0438.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to My Cloudz’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of My Cloudz’s outstanding capital stock is required to effect the action described herein. My Cloudz’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, My Cloudz had 132,637,500 shares of common stock issued and outstanding. The voting power representing not less than 66,318,750 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 72,500,000 shares of common stock, which represents approximately 54.6% of the issued and outstanding shares of My Cloudz’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated November 28, 2017. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with My Cloudz, and their beneficial holdings are as follows:

Name	Beneficial Holder Affiliation	Shares Beneficially Held	Percent of Common Stock (4)

Darren Long (1)	Chief Executive Officer, Secretary and Chairman of the Board of Directors	35,000,000	24.5%
Timothy Orr (2)	President and director	20,000,000	28.5%
Brian Martinho (3)	Treasurer and director	17,500,000	16.3%

_________________

(1) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(2) Appointed President and director on October 9, 2017.

(3) Appointed Treasurer and director on October 9, 2017.

(4) As of November 28, 2017, we had 132,637,500 shares of common stock outstanding.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 28, 2017, certain information regarding the ownership of My Cloudz’s capital stock by each director and executive officer of My Cloudz, each person who is known to My Cloudz to be a beneficial owner of more than 5% of any class of My Cloudz’s voting stock, and by all officers and directors of My Cloudz as a group. Unless otherwise indicated below, to My Cloudz’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 28, 2017 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 132,637,500 shares of common stock issued and outstanding on a fully diluted basis, as of November 28, 2017.

Title of Class	Name and Address of Beneficial Owner (6)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Sommay Vongsa (2)	32,500,000	24.5%
Common Stock	Darren Long (3)	35,000,000	28.5%
Common Stock	Timothy Orr (4)	20,000,000	16.3%
Common Stock	Brian Martinho (5)	17,500,000	14.2%
All directors and executive officers as a group (3 persons)		72,500,000	54.6%

_________________

(1) As of October 9, 2017, we had 132,637,500 shares of common stock outstanding.

(2) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(3) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(4) Appointed President and director on October 9, 2017.

(5) Appointed Treasurer and director on October 9, 2017.

(6) Unless otherwise noted, the address of each person listed is c/o My Cloudz, Inc., 1119 West 1st Ave., Suite G, Spokane Washington 99021.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended August 31, 2017 and 2016:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation($)	Total ($)

Sommay Vongsa (1)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Darren Long (2)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Timothy Orr (3)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Brian Martinho (4)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

_________________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

Employment Agreements

We have no employment agreement with any person.

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Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended August 31, 2017:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sommay Vongsa (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Darren Long (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Timothy Orr (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Brian Martinho (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

_________________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended August 31, 2017.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended August 31, 2017.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended August 31, 2017, provided for or contributed to by our company.

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Director Compensation

The following table sets forth director compensation for the fiscal year ended August 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Sommay Vongsa (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Darren Long (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Timothy Orr (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Brian Martinho (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

_________________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

My Cloudz has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of My Cloudz which may result in a change in control of My Cloudz

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On November 28, 2017 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “My Cloudz, Inc.” to “GridIron BioNutrients, Inc.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of My Cloudz. We anticipate the effective date to be on or about February 18, 2018.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

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STATEMENT OF ADDITIONAL INFORMATION

My Cloudz’s Amendment No. 1 to Annual Report on Form 10-K for the year ended August 31, 2017, and filed with the SEC on January 19, 2018; Current Report on Form 8-K, filed with the SEC on January 19, 2018, Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on January 3, 2018; and Annual Report on Form 10-K for the year ended August 31, 2017, and filed with the SEC on December 5, 2017; have been incorporated herein by this reference.

My Cloudz undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding My Cloudz should be addressed to Timothy Orr, President, at My Cloudz’s principal executive offices, at: My Cloudz, Inc., 1119 West 1st Ave., Ste. G, Spokane, Washington 99021. Mr. Orr may also be reached by telephone at (800) 570-0438.

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